UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

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[ X]  Soliciting Material Under ss.240.14a-12

                          RIVIERA HOLDINGS CORPORATION

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                (Name of Registrant as Specified in Its Charter)

   Flag Luxury Riv, LLC; RH1, LLC; Rivacq LLC; Paul Kanavos; Robert Sillerman; Mitchell J. Nelson; Brett Torino; Barry Sternlicht; Matthew Eby; Michael D.
    Rumbolz; Larry duBoef; W. Dan Reichartz; Thalia M. Dondero; Daniel W. Yih

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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The following press release was issued by Riv Acquisitions Holdings, Inc. on
April 27, 2007.

NEWS

FROM:             Riv Acquisition Holdings, Inc.
                  3753 Howard Hughes Parkway, Suite 101
                  Las Vegas, Nevada 89109

CONTACT:          Rubenstein Associates, Inc.
                  Rick Matthews (212) 843-8267 or rmatthews@rubenstein.com

                  Faiss Foley Warren
                  Helen Foley (702) 933-7777

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                        INVESTOR GROUP ANNOUNCES SLATE OF
                         INDEPENDENT BOARD NOMINEES FOR
                                RIVIERA HOLDINGS

                 Group Cites Current Board's Lack of Objectivity

LAS VEGAS, NEV, April 27, 2007 - While continuing efforts to resolve its issues with the current Board of Directors of Riviera Holdings Corporation (AMEX: RIV), Riviera stockholders affiliated with Riv Acquisition ("Riv Acquisition") have announced they will nominate a slate of independent directors for consideration at the gaming company's Board election scheduled for May 15, 2007. As part of the process, the group has asked the company for a list of all shareholders eligible to vote.

In a letter delivered to Riviera on April 26, the group identified the following individuals as nominees for consideration at the company's upcoming Board election currently scheduled for May 15, 2007:

Thalia M. Dondero - Former three-term chair of the Clark County Commission, serving as a commissioner for 20 years. Currently serving on the Board of Regents and Investment Committee of the University of Nevada, Las Vegas, on the Board of Trustees of Summerlin Hospital and on the Resource Advisory Council of the Nevada Bureau of Land Management.

Larry duBoef - Past President of the American Cancer Society. Also, former President of Western Linen Las Vegas and former President of Unicom, a Western U.S. radio station operator. Previously a consultant to Taj Mahal Casino in Atlantic City and to Aztar Corp.

W. Dan Reichartz - Principal of DR&DR, Limited Partnership, a private firm that provides strategic planning, concept and design development, marketing and management services to the gaming, hotel and resort industry. Former President and Chief Operating Officer for Caesar's Palace Hotel and Casino, former Vice President and General Manager of the Waldorf Astoria Hotel in New York City.

Michael D. Rumbolz - Chairman and Chief Executive Officer of Cash Systems, Inc., a publicly listed provider of cash access services to the casino industry. Also Owner and Managing Director of Acme Gaming LLC, a firm providing development, merger, acquisition, strategic planning, legal compliance and other services to businesses involved in the gaming industry. Former executive and/or board member for several gaming companies. Also, former Chairman of the Nevada State Gaming Control Board.

Daniel Yih - Portfolio Principal and Chief Operating Officer of GTCR Golder Rauner, LLC, a private equity firm. Former General Partner of Chilmark Partners, L.P., another private equity firm. Member of the Board of Directors of Starwood Hotels & Resorts Worldwide, Inc., one of the world's leading hotel operators, since August 1985.

Today's announced actions follow Riv Acquisition's March 26 merger proposal to Riviera Holdings for $27 per share. Riviera's Board cited purported obstacles to its consideration of the proposal, and stated that Riv Acquisition is prevented from engaging in the merger with Riviera, based on Riviera's articles of incorporation and Nevada corporate statutes. Riv Acquisition has challenged the Board's stated rationale, leading to its recent decision to seek a ruling from the Clark County District Court on the matter.

Riv Acquisition consists of Paul C. Kanavos and Robert Sillerman, the managing members of New York-based Flag Luxury Properties, LLC, Las Vegas developer Brett Torino, and Starwood Capital Group Chairman and CEO Barry Sternlicht.

On behalf of the group, Mr. Kanavos said, "In or view, Riviera's Board, in its statements and actions of the last month, has demonstrated a lack of objectivity in the way it has addressed our offer for the company. We are nominating this outstanding group of completely independent individuals with the hope of bringing objectivity to the process of considering our offer, along with any other offers that may surface. These nominees bring impeccable credentials and reputations to the company -- with deep roots in the local community, the gaming industry and the lodging sector."


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SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS
RELATED TO SOLICITATION OF PROXIES BY FLAG LUXURY RIV, LLC, RH1, LLC, RIVACQ LLC, PAUL KANAVOS, ROBERT SILLERMAN, MITCHELL J. NELSON, BARRY STERNLICHT, MATTHEW EBY, MICHAEL D. RUMBOLZ, LARRY DUBOEF, W. DAN REICHARTZ, THALIA M. DONDERO AND DANIEL W. YIH (THE "SOLICITING GROUP") FROM THE STOCKHOLDERS OF RIVIERA HOLDINGS CORPORATION FOR USE AT ITS ANNUAL MEETING (A) WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION, AND (B) WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WHICH WILL BE MAILED TO STOCKHOLDERS OF RIVIERA HOLDINGS CORPORATION AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV. THE SOLICITING GROUP WILL MAKE ADDITIONAL COPIES OF THE PROXY STATEMENT AND OTHER RELATED DOCUMENTS AVAILABLE FOR FREE TO THE STOCKHOLDERS OF RIVIERA HOLDINGS CORPORATION. PLEASE CALL INNISFREE M&A INCORPORATED TOLL FREE AT (888) 750-5834 TO REQUEST A COPY OF THE PROXY STATEMENT AND OTHER RELATED DOCUMENTS OR DIRECT YOUR REQUEST FOR PROXY STATEMENTS AND OTHER RELATED DOCUMENTS TO INNISFREE M&A INCORPORATED, 501 MADISON AVENUE, 20TH FLOOR, NEW YORK, NY 10022.

PARTICIPANT INFORMATION:

EACH MEMBER OF THE SOLICITING GROUP HAS THE FOLLOWING INTEREST IN THE SOLICITATION OF PROXIES WITH RESPECT TO THE 2007 ANNUAL MEETING OF STOCKHOLDERS OF RIVIERA HOLDINGS CORPORATION: FLAG LUXURY RIV, LLC IS THE DIRECT BENEFICIAL OWNER OF 418,294 SHARES OF RIVIERA HOLDINGS CORPORATION'S COMMON STOCK. RH1, LLC IS THE DIRECT BENEFICIAL OWNER OF 418,294 SHARES OF RIVIERA HOLDINGS CORPORATION'S COMMON STOCK. RIVACQ LLC IS THE DIRECT BENEFICIAL OWNER OF 627,442 SHARES OF RIVIERA HOLDINGS CORPORATION'S COMMON STOCK. PAUL KANAVOS MAY BE DEEMED TO BE THE INDIRECT BENEFICIAL OWNER OF 836,588 SHARES OF RIVIERA HOLDINGS CORPORATION'S COMMON STOCK. ROBERT SILLERMAN MAY BE DEEMED TO BE THE INDIRECT BENEFICIAL OWNER OF 836,588 SHARES OF RIVIERA HOLDINGS CORPORATION'S COMMON STOCK. MITCHELL J. NELSON MAY BE DEEMED TO BE THE INDIRECT BENEFICIAL OWNER OF 836,588 SHARES OF RIVIERA HOLDINGS CORPORATION'S COMMON STOCK. BRETT TORINO MAY BE DEEMED TO BE THE INDIRECT BENEFICIAL OWNER OF

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418,294 SHARES OF RIVIERA HOLDINGS CORPORATION'S COMMON STOCK. BARRY STERNLICHT
MAY BE DEEMED TO BE THE INDIRECT BENEFICIAL OWNER OF 750,642 SHARES OF RIVIERA HOLDINGS CORPORATION'S COMMON STOCK. MATTHEW EBY IS NOT DEEMED TO BENEFICIALLY OWN ANY SHARES OF RIVIERA HOLDINGS CORPORATION'S COMMON STOCK; HOWEVER, HE IS ENGAGED IN THE SOLICITATION OF PROXIES ON BEHALF OF RIVACQ LLC AND BARRY STERNLICHT. MICHAEL D. RUMBOLZ HAS BEEN NOMINATED BY FLAG LUXURY RIV, LLC, RH1, LLC AND RIVACQ LLC (THE "DIRECT BENEFICIAL OWNERS") TO STAND FOR ELECTION TO RIVIERA HOLDINGS CORPORATION'S BOARD OF DIRECTORS. LARRY DUBOEF HAS BEEN NOMINATED BY THE DIRECT BENEFICIAL OWNERS TO STAND FOR ELECTION TO RIVIERA HOLDINGS CORPORATION'S BOARD OF DIRECTORS. W. DAN REICHARTZ HAS BEEN NOMINATED BY THE DIRECT BENEFICIAL OWNERS TO STAND FOR ELECTION TO RIVIERA HOLDINGS CORPORATION'S BOARD OF DIRECTORS. THALIA M. DONDERO HAS BEEN NOMINATED BY THE DIRECT BENEFICIAL OWNERS TO STAND FOR ELECTION TO RIVIERA HOLDINGS CORPORATION'S BOARD OF DIRECTORS. DANIEL W. YIH HAS BEEN NOMINATED BY THE DIRECT BENEFICIAL OWNERS TO STAND FOR ELECTION TO RIVIERA HOLDINGS CORPORATION'S BOARD OF DIRECTORS, AND HE MAY BE DEEMED TO BE THE DIRECT BENEFICIAL OWNER OF 9,400 SHARES OF RIVIERA HOLDINGS CORPORATION'S COMMON STOCK.

Media Contact:
Rubenstein Associates, Inc.
Rick Matthews (212) 843-8267 or rmatthews@rubenstein.com
Carolyn Nurnberg (212) 843-9316 or cnurnberg@rubenstein.com

Faiss Foley Warren
Helen Foley (702) 933-7777

Investor Contact:
Innisfree M&A Incorporated
Attention: Mr. Alan Miller
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders Call Toll-Free at (888) 750-5834
Banks and Brokers Call Collect at (212) 750-5833